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                           SHARE CLASS REDESIGNATION
                           EFFECTIVE JANUARY 1, 1999

                        Class A  -  Formerly Class I
                        Class C  -  Formerly Class II
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                        SUPPLEMENT DATED JANUARY 1, 1999
                              TO THE PROSPECTUS OF
                            TEMPLETON AMERICAN TRUST
                                DATED MAY 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. On October 17, 1998, the Board approved a proposal to merge the fund into Franklin Equity Fund, subject to shareholder approval. Franklin Equity Fund's Board also has approved this proposal. Franklin Equity Fund's principal investment goal is capital appreciation with a secondary goal of current income. We believe this proposed merger will benefit shareholders.

It is anticipated that in early 1999, you will receive a proxy and proxy statement requesting your vote on the proposed merger. These proxy materials will include Franklin Equity Fund's current prospectus, which we urge you to read carefully.

The fund was closed to new investors after the close of business on July 22, 1998. If you were a shareholder of record as of the close of business on July 22, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions. The fund will waive its front-end sales charge and Contingent Deferred Sales Charge for these additional investments.

In addition, if you were a shareholder of record as of the close of business on July 22, 1998, you may exchange your shares of the fund for shares of most Franklin Templeton Funds within the same class at Net Asset Value, no matter how long you have held your shares.

Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the fund or to reopen your account. However,

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redemption proceeds from the sale of fund shares may be reinvested in the same class of shares of most of the Franklin Templeton Funds without a sales charge if the reinvestment is made within 365 days of the redemption or payment date.

III. The following is added under "What Are the Risks of Investing in the Fund?":

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Investment Counsel considers.

Investment Counsel will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Investment Counsel, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the euro may result in market volatility. It is not possible to predict the impact of the euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, Investment Counsel and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.


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IV. The following is added after the "Administrative Services" section of "Who Manages the Fund?":

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Investment Counsel, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

Investment Counsel and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Investment Counsel may have no control.

V. Under "How Is the Fund Organized?", the first paragraph is replaced with the following:

The fund is a diversified open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on October 31, 1990, and is registered with the SEC. The fund offers two classes of shares:
Templeton American Trust, Inc. - Class A and Templeton American Trust, Inc. - Class C. All shares outstanding before the offering of Class A shares are considered Class C shares. Additional classes of shares may be offered in the future.

VI. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

2. Determine how much you would like to invest. The fund's minimum investment is:

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/bullet/ To add to an account     $50*

*For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

We reserve the right to change the amount of this minimum from time to time or to waive or lower this minimum for certain purchases. We also reserve the right to refuse any order to buy shares.

VII. In the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," the second waiver category is replaced with the following:

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

VIII. In the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?",

(a) the second bulleted item is replaced with the following:

/bullet/ Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

(b) and the following new item is added:


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/bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

IX. In the "By Phone" section of the chart under "How Do I Sell Shares?",

(a) the first bulleted item is replaced with the following:

/bullet/ If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

(b) and the third bulleted item is deleted.

X. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

  3. Receive distributions in cash - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

XI. Under "Transaction Procedures and Special Requirements:"

(a) the section "Joint Accounts" is replaced with the following:

  JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

  Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

  (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

 (c) the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

(d) and the section "Keeping Your Account Open" is replaced with the following:


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KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

XII. In the section "Services to Help You Manage Your Account:"

(a) the second sentence in the section "Automatic Investment Plan" is replaced with the following:

Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares.

(b) the second paragraph under "Systematic Withdrawal Plan" is replaced with the following:

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

(c) the following new section is added after the section "Systematic Withdrawal Plan":

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

(d) and the third bulleted item in the section "TeleFACTS(R)" is replaced with the following:


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/bullet/ exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

XIII. In the "Useful Terms and Definitions" section, the definition of "Class I and Class II" is replaced with the following:

CLASS A, CLASS B, AND CLASS C - The fund offers two classes of shares, designated "Class A" and "Class C," The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Certain funds in the Franklin Templeton Funds also offer a class of shares designated "Class B."

                Please keep this supplement for future reference.